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                                     EXHIBIT 21.1

                                  PEGASUS GOLD INC.
                              SUBSIDIARIES OF REGISTRANT

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                                               Place of                        Percent
Subsidiary                             Incorporation/Formation                  Owned
----------                             -----------------------                  -----
Pegasus Gold Corporation . . . . . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Zortman Mining, Inc. . . . . . . . . . . . .   Montana . . . . . . . . . . . . . 100%

Florida Canyon Mining, Inc.  . . . . . . . .   Washington. . . . . . . . . . . . 100%

Montana Tunnels Mining, Inc. . . . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Pegasus Aviation Services, Inc.. . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Pegasus Gold International, Inc... . . . . .   Washington. . . . . . . . . . . . 100%

Pegasus Gold Finance Corporation . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Pegasus Gold Montana Mining, Inc.. . . . . .   Arizona . . . . . . . . . . . . . 100%

Beal Mountain Mining, Inc. . . . . . . . . .   Montana . . . . . . . . . . . . . 100%

Black Pine Mining, Inc.. . . . . . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Pangea International Holdings Corporation. .   Nevada. . . . . . . . . . . . . . 100%

Pangea Explorations, Inc.  . . . . . . . . .   Arizona . . . . . . . . . . . . . 100%

Pangea Minerals, Inc.. . . . . . . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Pangea Resource Explorations, Inc... . . . .   Nevada. . . . . . . . . . . . . . 100%

Pangea Gold Corporation. . . . . . . . . . .   Nevada. . . . . . . . . . . . . . 100%

Hippocrene Holdings NV . . . . . . . . . . .   The Netherlands Antilles. . . . . 100%

Pegasus Gold Australia Pty Ltd.. . . . . . .   Northern Territory, Australia . . 100%

Pegasus Gold Australia Holdings Ltd. . . . .   Victoria, Australia . . . . . . . 100%

Pegasus Gold Financing, L.L.C. . . . . . . .   Delaware  . . . . . . . . . . . . 100%

POV Corporation. . . . . . . . . . . . . . .   Delaware. . . . . . . . . . . . . 100%

Pegasus Minera de Chile Ltda.. . . . . . . .   Chile . . . . . . . . . . . . . . 100%

Diamond Hill Mining, Inc.. . . . . . . . . .   Montana . . . . . . . . . . . . . 100%

Pegasus do Brasil Mineraco Ltda. . . . . . .   Brazil. . . . . . . . . . . . . . 100%

Minera Pegasus de Panama, S.A. . . . . . . .   Panama. . . . . . . . . . . . . . 100%


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